PRECISION-HD2 Topline Results December 30, 2019 Exhibit 99.2

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Agenda Paul Bolno, MD, MBA President & CEO | Wave Life Sciences Opening Remarks Michael Panzara, MD, MPH Chief Medical Officer| Wave Life Sciences PRECISION-HD2 topline results and clinical trial expansion Q&A Paul Bolno, MD, MBA President & CEO | Wave Life Sciences SNP3 and closing remarks

Huntington's disease: a hereditary, fatal disorder

- Autosomal dominant disease, characterized by cognitive decline, psychiatric illness and chorea; fatal
- No approved disease-modifying therapies
- Expanded CAG triplet repeat in HTT gene results in production of mutant huntingtin protein (mHTT); accumulation of mHTT causes progressive loss of neurons in the brain
- Wild-type (healthy) HTT protein critical for neuronal function; suppression may have detrimental long-term consequences
- 30,000 people with Huntington's disease in the US; another 200,000 at risk of developing the condition


DNA
CAG Repeat
RNA
wild-type (healthy) allele
Normal CAG Repeat
RNA
mutant allele
Expanded CAG Repeat
Healthy protein (HTT)
Mutant protein (mHTT)

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Sources: Auerbach W, et al. *Hum Mol Genet.* 2001;10:2515-2523. Dragatsis I, et al. *Nat Genet.* 2000;26:300-306. Leavitt BR, et al. *J Neurochem.* 2006;96:1121-1129. Nasir J, et al. *Cell.* 1995;81:811-823. Reiner A, et al. *J Neurosci.* 2001;21:7608-7619. White JK, et al. *Nat Genet.* 1997;17:404-410. Zeitlin S, et al. *Nat Genet.* 1995;11:155-163. Carroll JB, et al. *Mol Ther.* 2011;19:2178-2185. Huntington Disease Society of America (HDSA). What is Huntington's disease? Available at: https://hdsa.org/what-is-hd/overview-of-huntingtons-disease/ Accessed: November 2, 2018.

4

Utilize association between single nucleotide polymorphisms (SNPs) and genetic mutations to specifically target errors in genetic disorders, including Huntington’s disease (HD) Potential to provide treatment for up to 80% of HD population Wave approach: novel, allele-selective silencing Source: Kay, et al. Personalized gene silencing therapeutics for Huntington disease. Clin Genet. 2014;86:29–36. Aims to lower mHTT transcript while leaving healthy wild-type HTT relatively intact Allele-selectivity possible by targeting SNPs associated with expanded long CAG repeat in HTT gene RNase H and ASO:RNA RNA mutant allele

Michael Panzara, MD, MPH Chief Medical Officer

PRECISION-HD2 clinical trial design Phase 1b/2a trial Single Dose (3:1) Multidose Randomization 3:1 196 1 At least 8 week washout CSF sample Dose 28 56 84 112 Study Day* 140 OLE Initiated October 2019 2 mg 4 mg 8 mg 16 mg 32 mg Multidose Cohorts Expected to initiate in January 2020 N = 12 per cohort As of data cut-off: 44 patients participated in multidose portion 39 had data available for mHTT assessment 10 patients had not reached Day 140 OLE: Open label extension; CSF: cerebrospinal fluid *Study day may be longer depending on patient washout period

WVE-120102 generally safe and well tolerated A total of 72% of those who received WVE-120102 experienced an adverse event (AE) as compared with 83% on placebo, mostly mild to moderate in intensity Most common AEs (those occurring in at least 10% of patients on WVE-120102) were headache, procedural pain, falls, and viral upper respiratory infection No serious adverse events related to treatment and no stopping rules met No notable changes in laboratory tests including liver or renal function tests, platelets, or markers of immune activation Supports the addition of higher dose cohorts

Significant reduction in CSF mHTT
WVE-120102 compared to placebo

	Pooled Placebo (N=12)	Pooled WVE-120102 (N=27)
Median (% Change from Baseline)	9.5	-6.0
95% CI (%)	1.77, 20.38	-9.57, 4.85
Difference (%)*		**-12.4**
95% CI (%)		**-24.58, -0.40**
p-value†		**<0.05**

*Hodges-Lehmann non-parametric shift estimates of the difference between treatment and placebo
†Wilcoxon-Mann-Whitney non-parametric significance test

- Pooled analysis performed for all WVE-120102 treated patients compared to placebo demonstrated 12.4% statistically significant reduction in mHTT
- Statistical analysis across treatment groups using all available data from each cohort suggests dose response at the highest doses tested (p=0.03)

WAVE™
LIFE SCIENCES

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Healthy or wild-type HTT transcript is required to produce healthy HTT protein which is important for neuronal function There is currently no assay available to directly measure wtHTT in the CSF Total HTT assay, developed by CHDI Foundation, measures total HTT protein to indirectly assess effects on wtHTT With this assay, a non-allele selective, pan-silencing approach would be expected to lead to a commensurate reduction in tHTT relative to mHTT While there was a statistically significant reduction in mHTT compared to placebo in the topline analysis, there was no difference in tHTT compared to placebo, suggesting WVE-120102 may have a potentially differential effect on HTT Wave plans to explore this with higher doses, where larger reductions of mHTT are expected and where a more discernible impact on tHTT may be observed wtHTT: wild-type HTTtHTT: total HTTCSF: cerebrospinal fluid Total HTT WVE-120102 compared to placebo

Neurofilament light chain

- Neurofilament light chain (NfL) is an indicator of axonal damage and is elevated in many neurological disorders, including Huntington's disease
- No change in CSF neurofilament light chain (NfL) between WVE-120102 and placebo-treated groups

WAVE LIFE SCIENCES

Byrne LM, Rodrigues FB, Johnson EB, et al. Evaluation of mutant huntingtin and neurofilament proteins as potential markers in Huntington's disease. Science translational medicine 2018;10.
CSF: cerebrospinal fluid

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Advancing PRECISION-HD programs PRECISION-HD2 (WVE-120102) WVE-120102 demonstrated statistically significant reduction in mutant HTT compared to placebo Topline data support advancing to higher doses No difference in total HTT or neurofilament light chain in treated patients compared to placebo Data from 32 mg cohort expected in 2H 2020 PRECISION-HD1 (WVE-120101) PRECISION-HD1 trial will remain blinded Additional 32 mg dosing cohort planned Topline results (including 32 mg cohort) now expected in 2H 2020

Paul Bolno President and CEO

SNP3: Broadening reach in Huntington's disease

SNP3

- Due to overlap, ~80% of the total HD patient population carry SNP1 and/or SNP2 and/or SNP3
- *In vivo* models for SNP3 available for preclinical development



% Huntington's Disease Patient Population with SNP
SNP1
~50%
SNP2
~50%
SNP3
~40%
SNP1
SNP2
~70%
SNP1
SNP2
SNP3
~80%
+10% of HD patients vs. SNP1 + SNP2
0
20
40
60
80
100

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Predicted patient coverage calculated from published phasing data from Canadian HD patients (Carroll et al., 2011)

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SNP3: Potent mutant HTT knockdown activity and demonstration of allele-selective silencing

Wave allele-selective compounds are more potent than pan-silencing RG6042 analog in preclinical study involving homozygous patient-derived neurons



125
100
75
50
25
0
Relative HTT expression
0.01
0.1
1
10
100
Concentration (μM)
~7-fold shift
Pan-silencing RG6042 analog
Wave SNP3 Compound-1
Wave SNP3 Compound-2

Stereopure compounds selectively deplete mutant *HTT* mRNA in preclinical study involving heterozygous patient-derived neurons



0.8
0.6
0.4
0.2
0.0
Relative HTT mRNA expression
wtHTT mRNA
mHTT mRNA
PBS
Pan-silencing RG6042 analog
Wave SNP3 Compound-1
Wave SNP3 Compound-2

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[Left] HTT mRNA remaining in iCell neurons (homozygous for SNP) incubated with the indicated ASO under free-uptake conditions. Data show mean ± sem (n=4).
[Right] Neurons were derived from GM21756 patient-derived fibroblasts (heterozygous for SNP) and treated with 20 μM of the indicated ASO under gymnotic conditions for 7 days. RNA was quantified and normalized to *TUBB3*. Data are mean ± sem (n=3). Percentage of remaining wt*HTT* and m*HTT* mRNA is indicated.

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SNP3: Durable *in vivo* mutant *HTT* knockdown with stereopure compounds

Knockdown persists for 12 weeks


BACHD Cortex
Relative percentage mHTT expression
120
100
80
60
40
20
0
****
**
***
2 4 8 12 2 4 8 12 2 4 8 12 2 4 8 12
Time (weeks)
PBS
Pan-silencing RG6042 analog
Wave SNP3 Compound-1
Wave SNP3 Compound-2


BACHD Striatum
Relative percentage mHTT expression
120
100
80
60
40
20
0
****
****
****
2 4 8 12 2 4 8 12 2 4 8 12 2 4 8 12
Time (weeks)
PBS
Pan-silencing RG6042 analog
Wave SNP3 Compound-1
Wave SNP3 Compound-2

BACHD model only has mutant HTT (no wild-type HTT)

WAVE LIFE SCIENCES

Oligonucleotide or PBS (3 x 100 mg ICV) was delivered to BACHD mice. Relative percentage of HTT/TUBB3 mRNA in cortex with respect to levels in PBS-treated mice is shown at 2-12 weeks post-injection. Statistics: All oligo treatment groups are statistically significantly different from PBS; One-way ANOVA ****, P≤0.0001. Wave SNP3 Compound-1 and Compound-2 are also significantly different from RG6042 analog at 8 and 12 weeks ***, P<0.005; **P=0.001.

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Anticipated upcoming Wave milestones CNS 2H 2020: PRECISION-HD2 data from 32 mg cohort in Huntington’s disease 2H 2020: PRECISION-HD1 topline data, including 32 mg cohort, in Huntington’s disease 2H 2020: Initiate clinical development of SNP3 program in Huntington’s disease 2H 2020: Initiate clinical development of C9orf72 program in ALS and FTD Ophthalmology 2020: Advance USH2A exon-skipping program RNA-editing 2020: In vivo ADAR editing data

Q&A

PRECISION-HD2 Topline Results December 30, 2019